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                                                                      EXHIBIT 23


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Annual Report (Form 10-KSB) of Avoca, Incorporated of our report dated January 10, 1996, included in the 1995 Annual Report to Shareholders of Avoca, Incorporated.


                                                           /s/ Ernst & Young LLP

New Orleans, Louisiana
January 10, 1996